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                     METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                     SUPPLEMENT DATED SEPTEMBER 19, 2011 TO
                PROSPECTUSES DATED MAY 1, 2011 (AS SUPPLEMENTED)

This supplement applies to Series VA, Series L - 4 Year, Series C, and Series S variable annuity contracts issued in Oregon by MetLife Investors USA Insurance Company ("we", "us", or "our"). This supplement describes changes to certain optional living benefit riders. These changes are effective for contracts issued based on applications and necessary information that we receive in good order at our MetLife Annuity Service Center on or after October 10, 2011.

IN ORDER TO RECEIVE THE CURRENT VERSIONS OF THESE OPTIONAL BENEFITS, YOUR APPLICATION AND NECESSARY INFORMATION MUST BE RECEIVED BY OUR METLIFE ANNUITY SERVICE CENTER, IN GOOD ORDER, BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON OCTOBER 7, 2011.

This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 343-8496 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

I. INTRODUCTION OF GUARANTEED MINIMUM INCOME BENEFIT MAX II (GMIB MAX II) AND GUARANTEED MINIMUM INCOME BENEFIT PLUS IV (GMIB PLUS IV); GUARANTEED MINIMUM INCOME BENEFIT PLUS III (GMIB PLUS III) NO LONGER AVAILABLE

     A. Contracts issued based on applications and necessary information that we receive, in good order, at our MetLife Annuity Service Center on and after October 10, 2011 may elect the GMIB Max II or the GMIB Plus IV optional benefit. The GMIB Max II and GMIB Plus IV optional benefits are identical to the GMIB Plus III optional benefit described in the May 1, 2011 prospectus, with the following exceptions:

          . The Annual Increase Rate: the annual increase rate is 5.5% under the GMIB Max II and 4.5% under the GMIB Plus IV.

          . The Annual Withdrawal Amount percentage: the annual withdrawal amount percentage is 5.5% under the GMIB Max II and 4.5% under the GMIB Plus IV.

          . For the GMIB Max II, you may only allocate purchase payments and account value to and among the following 5 investment portfolios:

                         AllianceBernstein Global Dynamic Allocation Portfolio AQR Global Risk Balanced Portfolio
                         BlackRock Global Tactical Strategies Portfolio MetLife Balanced Plus Portfolio
                         Pyramis(R) Government Income Portfolio

               For the GMIB Max II Rider: We may choose to not permit owners of existing contracts with the GMIB Max II rider to make subsequent purchase payments.

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               We will not impose restrictions on subsequent purchase payments until at least 90 days after the contract has been issued. We will notify owners of contracts with the GMIB Max II rider in advance if we impose restrictions on subsequent purchase payments. If we impose restrictions on subsequent purchase payments, contracts owners will still be permitted to transfer account value among the five GMIB Max II investment portfolios.

          .    Enhanced Payout Rates:

               (1) GMIB Max II:

                    The GMIB Max II purchase rates are enhanced under the
               following circumstances. (The following does not apply to any other GMIB rider.) If:

               .    you begin withdrawals on or after age 62;

               . your account value is fully withdrawn or decreases to zero on or after age 62 and there is an income base remaining; and

               . the annuity option you select is the single life annuity with 5 years of annuity payments guaranteed;

               then the annual annuity payments under GMIB Max II will equal or exceed 5% of the income base (calculated on the date the payments are determined).

               Alternatively, if:

               .    you begin withdrawals on or after age 67;

               . your account value is fully withdrawn or decreases to zero on or after age 67 and there is an income base remaining; and

               . the annuity option you select is the single life annuity with 5 years of annuity payments guaranteed;

               then the annual annuity payments under GMIB Max II will equal or exceed 5.5% of the income base (calculated on the date the payments are determined).

               (2) GMIB Plus IV:

                    The GMIB Plus IV purchase rates are enhanced under the
               following circumstances. (The following does not apply to any other GMIB rider.) If:

               .    you begin withdrawals on or after age 60;

               . your account value is fully withdrawn or decreases to zero on or after age 60 and there is an income base remaining; and

               . the annuity option you select is the single life annuity with 5 years of annuity payments guaranteed;

               then the annual income payments under GMIB Plus IV will equal or exceed 4.5% of the income base (calculated on the date the payments are determined).

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B.   GMIB Plus III will no longer be available for purchase, effective for applications and necessary paperwork received after the close of the New York Stock Exchange on October 7, 2011.

II.  LIFETIME WITHDRAWAL GUARANTEE I ("LWG I") NO LONGER AVAILABLE

     The LWG I optional benefit will no longer be available for purchase, effective for applications and necessary paperwork received after the close of the New York Stock Exchange on October 7, 2011.

III. ENHANCED GUARANTEED WITHDRAWAL BENEFIT ("EGWB") NO LONGER AVAILABLE (SERIES VA, SERIES L-4 YEAR, AND SERIES C)

     The EGWB optional benefit will no longer be available for purchase under the Series VA, Series L-4 Year and Series C contracts, effective for applications and necessary paperwork received after the close of the New York Stock Exchange on October 7, 2011.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

MetLife Investors Distribution Company                   Telephone: 800-343-8496
5 Park Plaza, Suite 1900, Irvine, CA 92614

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